Exhibit 99.1


      Digital Recorders, Inc. Slates Investors' Conference Call

    Senior Management to Discuss FY2006 Results and FY2007 Outlook


    DALLAS--(BUSINESS WIRE)--April 4, 2007--Digital Recorders, Inc.
(DRI) (NASDAQ: TBUS), a digital communications technology leader in the transportation, law enforcement, and security industries, noted today that senior management will discuss fiscal year 2006 results and the fiscal year 2007 outlook during an investors' conference call on April 5, 2007, at 11 a.m. (Eastern).

    To participate in the live call, dial one of the following telephone numbers at least five minutes prior to the start time:
Domestic, (888) 868-9080; or International, (973) 935-8511.

    Telephone replay will be available through May 15, 2007, via the following telephone numbers: Domestic, (877) 519-4471 (Code No.
8628970); or International, (973) 341-3080 (Code No. 8628970).

    To participate via webcast, go to
http://www.viavid.net/detailpage.aspx?sid=00003D45. The webcast will be archived until May 15, 2007.

    On March 28, 2007, the Company filed with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the period ended Dec. 31, 2006. As indicated in that filing, the opinion of the Company's independent, registered public accounting firm included a going-concern qualification. The Annual Report on Form 10-K is available via the Company's Web site, www.digrec.com.

    The DRI Annual Meeting of Shareholders will take place June 13, 2007, at the Hilton Raleigh-Durham Airport at Research Triangle Park, located at 4810 Old Page Road in Research Triangle Park, N.C. Registration and continental breakfast will begin at 9:30 a.m. (Eastern) and the business meeting will begin at 10 a.m. (Eastern). Shareholders of record at the close of business on April 25, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

    ABOUT THE COMPANY

    Digital Recorders, Inc. is a digital communications technology leader in the transportation, law enforcement, and security industries. Using proprietary hardware and software applications, our products improve the flow and mobility of people through transportation infrastructure, improve energy efficiency, mitigate security threats, and enhance law enforcement agencies' surveillance capabilities. Our transportation communications products - TwinVision(R) and Mobitec(R) electronic destination sign systems, Talking Bus(R) voice announcement systems, Digital Recorders(R) Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell(TM) video actionable intelligence systems - enhance public transportation and mitigate security threats worldwide. By assisting transit vehicle operators' quest to increase ridership, our products also help reduce dependence on fuel. Our DAC(R) electronic surveillance tools, including microphone amplifiers and processors, countermeasures devices, speech activity detectors, and noise cancellation equipment, help law-enforcement agencies around the globe arrest and prosecute criminals. For more information about DRI and its operations worldwide, go to www.digrec.com.

    FORWARD-LOOKING STATEMENTS

    This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement, express or implied, concerning future events or expectations is a forward-looking statement. Use of words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "will," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is intended to identify forward-looking statements that are subject to risks and uncertainties may not prove accurate over time, as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 28, 2007, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.


    CONTACT: Veronica B. Marks
             Manager, Corporate Communications
             Digital Recorders, Inc.
             Phone: (214) 378-4776
             Fax: (214) 378-8437
             E-Mail: veronicam@digrec.com